SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             JNL Series Trust
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

                      Blazzard, Grodd & Hasenauer, P.C.
______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

         _______________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

         _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________

     5)  Total fee paid:

         _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         _______________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

        _______________________________________________________________

     3)  Filing Party:

         _______________________________________________________________

     4)  Date Filed:

         _______________________________________________________________





                                JNL SERIES TRUST

                       JNL/PIMCO TOTAL RETURN BOND SERIES


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 14, 2000


NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders ("Shareholders") of the JNL/PIMCO Total Return Bond Series of JNL Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 on March 14, 2000 at 10:00 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. To approve a New Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and Pacific Investment Management Company, which is substantially identical to the current Investment Sub-Advisory Agreement.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record at the close of business on January 21, 2000, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTIONS FORM PROMPTLY.



                                     By Order of the Board of Trustees,


February ___, 2000
Lansing, Michigan                    THOMAS J. MEYER
                                     Secretary



                                JNL SERIES TRUST


                       JNL/PIMCO TOTAL RETURN BOND SERIES

                  5901 EXECUTIVE DRIVE, LANSING, MICHIGAN 48911

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 14, 2000

The enclosed proxy is being solicited by and on behalf of the Board of Trustees (the "Trustees" or "Board") of JNL Series Trust, a Massachusetts business trust ("Trust"), which consists of separate Series (each a "Series" and collectively the "Series"). This proxy is for use at a Special Meeting ("Meeting") of shareholders ("Shareholders") of the JNL/PIMCO Total Return Bond Series (the "Series") to be held at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 ("Jackson National Life"), on March 14, 2000, at 10:00 a.m., local time, or at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice").

The Notice, this Proxy Statement, and the accompanying voting instructions forms were first mailed to variable annuity contract owners on or about February __, 2000.

The Trustees have fixed the close of business on January 21, 2000 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the JNL/PIMCO Total Return Bond Series of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and to a proportionate fractional vote for each fractional Share.

As of the Record Date, there were ______________ Shares of the JNL/PIMCO Total Return Bond Series outstanding. See page __ for information concerning the substantial Shareholders of the Shares of the Series.

The cost of preparing, printing and mailing the Notice, Proxy Statement, and accompanying voting instructions forms, and all other costs in connection with the solicitation of proxies will be paid by Pacific Investment Management Company ("PIMCO"), the sub-adviser to the Series. In addition to the mailing of these proxy materials, proxies may be solicited by letter, telephone or electronic means such as e-mail, or in person by an officer of the Trust, by officers or employees of Jackson National Financial Services, LLC (the "Adviser")or officers, agents or employees of Jackson National Life.

THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 1999, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 766-4683 OR WRITING TO THE JNL SERIES TRUST SERVICE CENTER, P.O. BOX 378002, DENVER, COLORADO 80237-8002.

VOTING

The Agreement and Declaration of Trust for the JNL Series Trust dated June 1, 1994 (the "Declaration of Trust") provides that thirty percent of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting and thirty percent of the aggregate number of Shares in any Series that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series at a Shareholders' meeting.

The Declaration of Trust further provides that Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. A proxy shall be revocable at any time prior to its exercise by a written notice addressed to and received by the Secretary of the Trust. Unless otherwise specified in the proxy, the proxy shall apply to all Shares of each Series of the Trust owned by the Shareholder.

With respect to Proposal 1, a vote of the "majority of the outstanding voting securities" of the Series is necessary to approve the Proposal, which shall mean the lesser of (i) 67% or more of the Shares of the Series entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Series are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Series.

Shares of the Trust are sold only to separate accounts of Jackson National Life to fund the benefits of variable annuity contracts ("Variable Contracts") issued by Jackson National Life. Although Jackson National Life, through its separate accounts, legally owns all Shares of the Series, Jackson National Life will vote all such Shares in accordance with the voting instructions timely given by the owners ("Contract owners") of the Variable Contracts with assets invested in the Series. Because Contract owners are indirectly invested in the Series through their Variable Contracts and have the right to instruct Jackson National Life how to vote shares of the Series on all matters requiring a vote of shareholders, Contract owners should consider themselves shareholders for the purposes of this Proxy Statement. Contract owners at the close of business on the Record Date will be entitled to notice of the Meeting and to instruct Jackson National Life how to vote at the Meeting or at any adjourned session.

Contract owners may use the voting instructions form as a ballot to give Jackson National Life the voting instructions for those shares attributable to their Variable Contracts as of the Record Date. When the Contract owner completes the voting instructions form and sends it to Jackson National Life, Jackson National Life votes the shares attributable to the Variable Contract of the Contract owner in accordance with the Contract owner's instructions. If the Contract owner merely signs and returns the form, Jackson National Life will vote those shares in favor of the proposal. If the Contract owner does not return the form, Jackson National Life will vote those shares in the same proportion as shares for which instructions were received from other Contract Owners. Jackson National Life has fixed the close of business on March 9, 2000 as the last day on which voting instructions will be accepted.

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes is cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Only the Contract owner executing the voting instructions form can revoke it. Jackson National Life will vote the shares of the Series in accordance with all properly executed and unrevoked voting instructions.

THE TRUSTEES RECOMMEND THAT YOU CAST YOUR VOTE:

FOR THE NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL FINANCIAL SERVICES, LLC AND PIMCO.

PROPOSAL 1:  APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

Introduction. The Adviser serves as investment adviser to the Trust pursuant to the Amended Investment Advisory and Management Agreement, ("Investment Advisory Agreement") dated August 17, 1995. The Adviser's address is 5901 Executive Drive, Lansing, Michigan 48911. Under the Investment Advisory Agreement, the Adviser may delegate certain of its duties to a sub-adviser or sub-advisers. The Investment Advisory Agreement further provides that the Adviser is solely responsible for payment of any fees or other charges arising from such delegation.

PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, has served as investment sub-adviser to the JNL/PIMCO Total Return Bond Series pursuant to an Investment Sub-Advisory Agreement dated December 17, 1997, between the Adviser and PIMCO (the "Sub-Advisory Agreement").

PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). The general partners of PIMCO Advisors are PIMCO Partners, G.P. ("Partners G.P.") and PIMCO Advisors Holdings L.P. ("PAH"). Partners G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), and PIMCO Partners LLC ("Partners LLC"), a California limited liability company controlled by the current managing directors and two former managing directors of PIMCO (the "Managing Directors"). PAH is a publicly traded Delaware limited partnership and its primary source of income is its proportionate share of the net income of PIMCO Advisors. Partners G.P. is the sole general partner of PAH. The address of all of the above entities, with the exception of Pacific Life, is 800 Newport Center Drive, Newport Beach, California 92660. Pacific Life is located at 700 Newport Center Drive, Newport Beach, California 92660.

PIMCO will undergo a "change in control" as a result of the consummation of the transaction described below, resulting in the assignment, and therefore automatic termination of the Sub-Advisory Agreement with respect to the Series. It is proposed that PIMCO continue to serve as investment sub-adviser of the Series following completion of the transaction. Therefore, in connection with the transaction and as required by the Investment Company Act of 1940, as amended (the "1940 Act"), Shareholders of the Series are being asked in Proposal 1 to approve a New Investment Sub-Advisory Agreement (the "New Sub-Advisory Agreement") between the Series and PIMCO which is substantially identical to the current Sub-Advisory Agreement. The Board recommends that Shareholders approve the New Sub-Advisory Agreement, a form of which is attached as Appendix A.

DESCRIPTION OF THE TRANSACTION. On October 31, 1999, PIMCO Advisors, PAH, Partners G.P., certain of their affiliates, Allianz of America, Inc. ("Allianz of America") and certain other parties named therein entered into an Implementation and Merger Agreement (the "Merger Agreement") pursuant to which Allianz of America will acquire majority ownership of PIMCO Advisors (the "Transaction").

The Merger Agreement provides for the acquisition of PAH by Allianz of America through a merger of a subsidiary of Allianz of America with and into PAH. In the merger, each of the outstanding limited partnership and general partner units in PAH will be converted into the right to receive in cash an amount per unit equal to $38.75, subject to a downward adjustment if the aggregate annualized investment advisory and subadvisory fees for all accounts managed by PIMCO Advisors and its subsidiaries, expressed as a "revenue run-rate," declines (excluding market-based changes) below a specified level (the "Unit Transaction Price"). In no event will the Unit Transaction Price be reduced below $31.00 per unit. As a result of the merger, PAH will become an indirect wholly-owned subsidiary of Allianz of America.

Following the merger, subsidiaries of Allianz of America will, in a series of transactions, acquire for cash additional partnership interests in PIMCO Advisors, bringing its ownership interest in PIMCO Advisors to approximately 70%, including the approximately 44% interest held through PAH. As part of the Transaction, a subsidiary of Allianz of America will acquire Partners G.P. through an acquisition of the managing general partner interest in Partners G.P. from Partners LLC (the managing general partner of Partners G.P.) for approximately $5.5 million and of the member interests in Partners G.P. that are indirectly owned by Pacific Life. Pacific Life, which through subsidiaries owns approximately a 30% interest in PIMCO Advisors, will retain an indirect interest in PIMCO Advisors following the closing. As a result of the Transaction, Allianz of America will control PIMCO Advisors, having acquired approximately 70% of the outstanding partnership interests in PIMCO Advisors for a total consideration of approximately $3.3 billion, while the remainder will continue to be owned by Pacific Life.

In connection with the closing, Allianz of America will enter into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in PIMCO Advisors. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following the closing of the Transaction, to purchase at a formula-based price all of the PIMCO Advisors units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same price, all of the PIMCO Advisors units owned directly or indirectly by Pacific Life.

The Transaction is expected to be completed by the end of the first quarter of 2000, although there is no assurance that the Transaction will be completed. Completion of the Transaction is subject to a number of conditions including, among others, (i) the approval of the public unitholders of PAH, (ii) the receipt of certain regulatory approvals and (iii) PIMCO Advisors' revenue run-rate (excluding market-based changes) for all accounts managed by PIMCO Advisors and its subsidiaries being at least 75% of the September 30, 1999 revenue run-rate amount. Approval of the New Sub-Advisory Agreement by the Shareholders of the Series will help satisfy condition (iii) described in the preceding sentence by maintaining PIMCO's advisory relationship with the Series. If the Transaction is not completed for any reason, the Sub-Advisory Agreement will remain in effect. In the event the New Sub-Advisory Agreement is not approved by the Series' Shareholders and the Transaction is completed, the Board will consider appropriate action.

Pursuant to the Merger Agreement, PIMCO Advisors and PIMCO will enter into employment, retention and incentive arrangements with key employees of PIMCO Advisors and PIMCO. These benefits include new employment agreements, retention and incentive awards vesting over a term of years and restricted stock grants. In addition, certain key employees of PIMCO Advisors' investment advisory subsidiaries will receive payments in respect of previously existing non-competition arrangements in connection with the acquisition by Allianz of America of the PIMCO Advisors units on which such arrangements were based.

POST-TRANSACTION STRUCTURE AND OPERATIONS. Upon completion of the Transaction, PIMCO Advisors and its subsidiaries, including PIMCO, will be controlled by Allianz of America. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG. Allianz of America will control PIMCO Advisors, and its subsidiaries, through its managing member interest in Pacific-Allianz Partners LLC ("PacPartners LLC"), which will be the sole general partner of PIMCO Advisors following the Transaction. While Allianz of America will control PacPartners LLC, Pacific Life will hold a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners LLC. Allianz of America, through subsidiaries, will be managing member of PacPartners LLC and will have the full authority and control over all actions taken by PacPartners LLC as the general partner of PIMCO Advisors, provided that Pacific Life's consent is required for certain extraordinary actions.

Operationally, PIMCO is expected to remain independent and to lead the global fixed income investment efforts of Allianz AG. In this regard, PIMCO will coordinate its activities with Allianz Asset Management ("AAM"), a subsidiary of Allianz AG that coordinates global Allianz asset management activities. To permit the provision of advisory services to non-U.S. clients of Allianz AG, PIMCO personnel, including personnel with portfolio management responsibility for certain of the Funds, may become affiliated with AAM or other Allianz-controlled advisory firms. PIMCO also may call upon the research capabilities and resources of Allianz AG and its advisory affiliates in connection with providing investment advice to its clients. PIMCO Advisors is expected to become a unit of AAM. PIMCO Advisors and its subsidiaries, including PIMCO, are currently expected to continue to operate in the United States under their existing names.

Both William S. Thompson Jr., the current Chief Executive Officer of PIMCO, and William H. Gross, the current Chief Investment Officer of PIMCO, will have roles on the Executive Committee of AAM, with Mr. Thompson serving as the Executive Committee's Deputy Chairman. Messrs. Thompson and Gross will enter into employment contracts with a term of seven years following the Transaction. Other key employees, of PIMCO and PIMCO Advisors, including the Managing Directors, have also contractually agreed to remain with PIMCO for significant periods following the Transaction.

     DESCRIPTION OF ALLIANZ AG AND ITS AFFILIATES. Allianz AG, the parent of Allianz of America, is a publicly traded German Aktiengesellschaft (a German publicly-traded company) which, together with its subsidiaries, comprises the world's second largest insurance group as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Transaction, PIMCO and the Allianz group combined will have over $650 billion in assets under management. Allianz AG's address is:
Koniginstrasse 28, D-80802, Munich, Germany.

Significant institutional shareholders of Allianz AG currently include, among others, Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and HypoVereinsbank. Following completion of the Transaction, Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers that might be deemed to be affiliated with these entities, such as Bankers Trust Company, BT Alex Brown, Inc., Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO. Once the Transaction is completed, absent an SEC exemption or other relief, the Series generally would be precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. PIMCO does not believe that the applicable restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Series, the Series' ability to take advantage of market opportunities, or the Series' overall performance. Other series of the Trust for which PIMCO (or an affiliate) does not serve as investment sub-adviser would not, in general, be subject to these same restrictions post-closing.

     ANTICIPATED IMPACT OF THE TRANSACTION ON MANAGEMENT OF THE SERIES. PIMCO has received structural and contractual protections as terms of the Transaction that ensure PIMCO's operational autonomy and continuity of management. PIMCO is confident that Allianz AG is committed to the people and process that have led to PIMCO's success over the years. Accordingly, the Transaction should have no immediate impact, other than as already noted above, on the management of the Series or PIMCO's capacity to provide the type, quality, or quantity of services that it currently provides, and the Series should continue to receive the same high quality of service after the Transaction. As discussed below, however, PIMCO believes that the Transaction offers the potential to enhance significantly its future ability to deliver quality investment advisory services.

     THE BENEFITS OF THE TRANSACTION. PIMCO anticipates that the Transaction with Allianz AG will benefit PIMCO and the Series in a variety of ways, including the following:

     o PIMCO's investment expertise will be enhanced because of the business experience and relationships that Allianz AG has built around the globe, particularly in Europe. PIMCO's access to European markets and business opportunities will be greatly enhanced by Allianz AG's experience and relationships. The combined global resources of PIMCO and Allianz AG will allow PIMCO to take advantage of the growth in international markets and the explosive potential for premier money managers in the global marketplace.

     o Allianz AG has a team of fixed income professionals in place that currently manages more than $100 billion in assets. Integration of these professionals and assets with PIMCO provides an excellent opportunity for furthering PIMCO's global fixed income expertise.

     o The rotation of many of PIMCO's key investment professionals through international offices and overseas personnel through PIMCO's offices will result in more seasoned professionals with global experience.

     o The combination will provide additional career opportunities for PIMCO professionals, furthering PIMCO's ability to attract and retain the best people.

     o Allianz AG has a stated growth strategy to be among the top five providers of its services in the world's key markets, which is a key factor in PIMCO's decision to proceed with the Transaction. The combined entity will be the sixth largest investment manager in the world. The Transaction will significantly increase assets under PIMCO's management, and will offer the opportunity for continued growth in the future. Strong relative investment results depend on a sound, disciplined investment process and effective execution; size can be a benefit to both.

     SECTION 15(f) OF THE 1940 ACT. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any affiliated persons to receive any amount or benefit in connection with a "change in control" of the investment adviser as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from such an investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company. The Board has been advised that PIMCO is aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Series. The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of each such investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser (or predecessor or successor adviser). The Board, as currently constituted, complies with this requirement. Allianz of America and each of the other parties to the Agreement have agreed to use reasonable best efforts to ensure compliance with Section 15(f) as it applies to the Transaction during the applicable time periods.

     THE SUB-ADVISORY AGREEMENT. PIMCO has served as sub-adviser to the Series since its inception. The Sub-Advisory Agreement was approved by Jackson National Life, by vote of its "seed money" on _____________, ______. If the Transaction is not consummated, PIMCO will continue to serve as sub-adviser to the Series under the current Sub-Advisory Agreement. The Sub-Advisory Agreement was last approved by the Board, including a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at a meeting held on _________________, 1999.

Under the terms of the Sub-Advisory Agreement, PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Series' investments directly with the issuers or with brokers or dealers selected by it at its discretion. PIMCO also furnishes to the Board, which has overall responsibility for the business and affairs of the Series, periodic reports on the investment performance of the Series.

PIMCO is obligated to manage the Series in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Series are not exclusive under the terms of the Sub-Advisory Agreement. PIMCO is free to, and does, render investment advisory services to others.

Consistent with the requirements of the 1940 Act, the Sub-Advisory Agreement provides that PIMCO generally is not liable to the Series for any mistake in judgment, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of PIMCO's duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement may be terminated by the Series without penalty upon 60 days' notice by the Board or Adviser or by a vote of the holders of a majority of the Series' outstanding shares voting as a single class, or upon 60 days' notice by PIMCO. As noted above, the Sub-Advisory Agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

PIMCO receives a monthly fee from the Series at an annual rate based on average daily net assets of the Series as set forth in Appendix B, which also sets forth the aggregate sub-advisory fees paid to PIMCO during the Series' last fiscal year. Information about PIMCO, its principal executive officer and directors, PIMCO's other investment company clients, and PIMCO's brokerage policies is presented in Appendix C.

     The New Sub-Advisory Agreement. The New Sub-Advisory Agreement is substantially identical to the current Sub-Advisory Agreement. As noted previously, PIMCO does not anticipate that the Transaction will cause any reduction in the quality or types of services now provided to the Series or have an adverse effect on PIMCO's ability to fulfill its obligations to the Series. No change is anticipated in the investment philosophies and practices currently followed by the Series. There will be no change in sub-advisory fees for the Series. PIMCO has advised the Series that it currently anticipates that the same persons responsible for management of the Series under the Sub-Advisory Agreement will continue to be responsible for management of the Series under the New Sub-Advisory Agreement. The New Sub-Advisory Agreement recognizes that PIMCO may, from time to time, seek research assistance and rely on other investment management resources of its affiliated companies, and the Series will disclose that a portion of the sub-advisory fees received by PIMCO from the Series may be paid to those affiliates in return for such services provided. These arrangements will have no impact on PIMCO's continuing responsibility for the management of the Series and will not cause any increase in the overall fees or expenses borne by the Series.

At the December 16, 1999 meeting of the Board, the New Sub-Advisory Agreement was approved unanimously by the Board, including all of the Trustees who are not parties to the New Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party (other than as Trustees of the Trust). The New Sub-Advisory Agreement, as approved by the Board, is submitted for approval by the Shareholders of the Series.

If the New Sub-Advisory Agreement is approved by Shareholders of the Series, it will take effect immediately upon the closing of the Transaction. The New Sub-Advisory Agreement will remain in effect for two years from the date it takes effect and, unless earlier terminated, will continue from year to year with respect to the Series thereafter, provided that each such continuance is approved annually, with respect to the contract and Series (i) by the Board or by the vote of a majority of the outstanding voting securities of the Series, and, in either case, (ii) by a majority of the Trustees who are not parties to the New Sub-Advisory Agreement or "interested persons" of any such party (other than as Trustees of the Trust.

     EVALUATION BY THE BOARD OF TRUSTEES. The Board has determined that, in approving the New Sub-Advisory Agreement on behalf of the Series, the Trust can best assure itself that services currently provided to the Series by PIMCO, its officers and employees, will continue without interruption after the Transaction. The Board believes that, like the current Sub-Advisory Agreement, the New Sub-Advisory Agreement will enable the Series to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Series and its Shareholders.

In determining whether it was appropriate to approve the New Sub-Advisory Agreement and to recommend approval to Shareholders, the Board, including the Trustees who are not parties to the New Sub-Advisory Agreement or interested persons of such parties, considered various materials and representations provided by PIMCO, including information concerning compensation and employment arrangements to be implemented in connection with the Transaction, and considered a report provided by Allianz AG, and was advised by counsel with respect to these matters.

Information considered by the Trustees included, among other things, the following: (1) PIMCO's representation that the same persons responsible for management of the Series currently are expected to continue to manage the Series under the New Sub-Advisory Agreement, thus helping to ensure continuity of management; (2) the compensation to be received by PIMCO under the New
Sub-Advisory Agreement is the same as the compensation paid under the current Sub-Advisory Agreement, which the Board previously has determined to be fair and reasonable; (3) PIMCO's representation that it will not seek to increase the rate of sub-advisory fees paid by the Series for a period of at least two years following the Transaction; (4) the commonality of the terms and provisions of the New Sub-Advisory Agreement with the terms of the current Sub-Advisory Agreement; (5) representations made by PIMCO concerning the potential impact of affiliated brokerage relationships on its ability to provide services to the Series, and on the Series' ability to engage in portfolio transactions; (6) the representations by PIMCO and Allianz AG that integration of Allianz AG's and PIMCO's operations could produce benefits to shareholders through economies of scale, expansion of PIMCO's investment expertise through the addition of Allianz AG's fixed income investment business expertise and global relationships, the expansion of PIMCO's investment research capabilities, and the ability to enhance the quality of services provided to shareholders; (7) the nature and quality of the services rendered by PIMCO under the current Sub-Advisory Agreement; (8) the fairness of the compensation payable to PIMCO under the Sub-Advisory Agreement; (9) the results achieved by PIMCO for the Series; and
(10) the high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of PIMCO.

Based upon its review, the Board determined that, by approving the New Agreement, the Series can best be assured that services from PIMCO will be provided without interruption. The Board also determined that the New
Sub-Advisory Agreement is in the best interests of the Series and its Shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the New Sub-Advisory Agreement and voted to recommend its approval by the Series' Shareholders.

THE BOARD OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT AS PROVIDED UNDER PROPOSAL 1. UNMARKED PROXIES WILL BE SO VOTED.


PROPOSAL 2:  OTHER BUSINESS


The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

To the knowledge of the Trust, as of January 21, 2000, the following Contract owners were known to own beneficially more than 5% of the shares of the Series:

                           Name and Address        Amount of
                            of Beneficial          Beneficial      Percentage of
Series                          Owner              Ownership       Series Shares
--------                   ----------------        ----------      -------------


                                [INSERT CHART]






     REQUIRED VOTE. Approval of Proposal 1 requires the vote of a "majority of the outstanding voting securities" of the Series, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities of the Series present at the Meeting, if the holders of more than 50% of the outstanding shares of the Series are present or represented by proxy, or the vote of more than 50% of the outstanding voting Series, whichever is less.

     SHAREHOLDER PROPOSALS. The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

PROMPT  EXECUTION  AND  RETURN  OF THE  ENCLOSED  VOTING  INSTRUCTIONS  CARD  IS
REQUESTED.  A  SELF-ADDRESSED,   POSTAGE-PAID  ENVELOPE  IS  ENCLOSED  FOR  YOUR
CONVENIENCE.


                                     By Order of the Board of Trustees


                                     Thomas J. Meyer, Secretary


February __, 2000
Lansing, Michigan


                                APPENDIX A

                     INVESTMENT SUB-ADVISORY AGREEMENT

                                                         MARKED TO SHOW CHANGES
                                                         FROM CURRENT INVESTMENT
                                                         SUB-ADVISORY AGREEMENT:
                                                         DELETIONS IN BRACKETS;
                                                         ADDITIONS UNDERLINED


     This AGREEMENT is effective this __ day of __________, 2000
                                                            -----
[17th day of December, 1997], by and between JACKSON NATIONAL FINANCIAL SERVICES, INC., a Delaware Corporation and registered investment adviser
("Adviser"), and PACIFIC INVESTMENT MANAGEMENT COMPANY, a Delaware general partnership and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies and limitations;

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the series of the Trust listed on Schedule A hereto ("Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Adviser designates one or more series other than the Fund with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2. Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

     a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

     b)   the Trust's By-Laws and amendments thereto;

     c)   resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

     e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund; and

     f) the Trust's most recent prospectus and Statement of Additional Information (collectively called the "Prospectus").

          Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3. Management. Subject always to the supervision of Trust's Board of Trustees and the Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Fund and place all orders for the purchase and sale of securities, all on behalf of the Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth below), and will monitor the Fund's investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Fund.

     The Sub-Adviser further agrees that it:

     a)   will use the same skill and care in providing such services as it uses
          in  providing   services  to  fiduciary  accounts  for  which  it  has
          investment responsibilities;

     b)   will  conform  with  all  applicable  Rules  and  Regulations  of  the
          Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

     c) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, including an affiliated broker-dealer which is a member of a national securities exchange as permitted in accordance with guidelines established by the Board of Trustees. In placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, Sub-Adviser or any affiliated person of either the Trust, Adviser, or Sub-Adviser, except as may be permitted under the 1940 Act;

     d) will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser;

     e) will prepare and maintain such books and records with respect to the Fund's securities transactions and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Board or Adviser may request;

     f) will act upon instructions from Adviser not inconsistent with the fiduciary duties hereunder;

     g) will treat confidentially and as proprietary information of Trust all such records and other information relative to Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust; and

     h) will vote proxies received in connection with securities held by the Fund consistent with its fiduciary duties hereunder.

4. Aggregation of Orders. Provided the investment objectives of the Fund are adhered to, the Adviser agrees that the Sub-Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or with accounts of the affiliates of the Sub-Adviser, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Adviser acknowledges that the determination of such economic benefit to the Fund by the Sub-Adviser is subjective and represents the Sub-Adviser's evaluation that the Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

5. Futures and Options. Provided the investment objectives of the Fund are adhered to, the Sub-Adviser's investment authority shall include the authority to purchase, sell, cover open positions, and generally to deal in financial futures contracts and options thereon.

     The Adviser will (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as "brokerage accounts") on behalf of and in the name of the Fund and (ii) execute for and on behalf of the Fund, standard customer agreements with a broker or brokers. The Sub-Adviser may, using such of the securities and other property in the Fund as the Sub-Adviser deems necessary or desirable, direct the Adviser to deposit on behalf of the Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.

     Upon the solicitation of the Adviser, the Sub-Adviser delivered to the Adviser a copy of its Disclosure Document, as amended, dated July 3, 1997, on file with the Commodity Futures Trading Commission. The Adviser hereby acknowledges receipt of such copy.

6. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Fund.

7. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

8. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly on the average daily net assets in the Fund or Funds excluding the net assets representing capital contributed by Jackson National Life Insurance Company in accordance with Schedule B hereto. From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

     The Sub-Adviser represents and warrants that in no event shall the Sub-Adviser provide similar investment advisory services to any client comparable to the Fund being managed under this Agreement at a composite rate of compensation less than that provided for herein.

9. Services to Others. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments selected for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised Trust's Board of
     Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. Standard of Care and Limitation of Liability. The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services pursuant to this Agreement.

     Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Sub-Adviser's duties under this Agreement, except for a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

11.  Indemnification.   Notwithstanding  Section  10  of  this  Agreement,   the
     Sub-Adviser agrees to indemnify and hold harmless the Adviser, any affiliated person of the Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (all of such persons being referred to as "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Investment Advisers Act of 1940, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser to the Fund and to the Trust which is based upon the willful misfeasance, bad faith or negligence or breach of this Agreement by Sub-Adviser or its agents, or may be based upon any untrue statement of a material fact provided in writing by the Sub-Adviser specifically for inclusion in the Prospectus, or any amendment or supplement thereto, or the omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its breach of this Agreement.

12. Duration and Termination. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from such date. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on sixty days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meanings of such terms in the 1940 Act.)

13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally; but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

14. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

15. Proprietary Rights. Sub-Adviser represents, and the Trust and the Adviser acknowledge, that Sub-Adviser is the sole owner of the names "Pacific Investment Management Company" and "PIMCO" and certain logos associated with such names (the "PIMCO Marks").

     The use by the Trust and the Adviser, or their affiliates, on their own behalf or on behalf of the JNL/PIMCO Total Return Bond Series, of any PIMCO Marks or any representations regarding Sub-Adviser in any disclosure document, advertisement, sales literature or other materials promoting the JNL/PIMCO Total Return Bond Series shall remain subject to the approval of Sub-Adviser; provided, however, that (i) Sub-Adviser's review of any material pursuant to this Agreement shall be conducted in a reasonable and timely manner; (ii) Sub-Adviser's approval under this Agreement shall not be unreasonably withheld; and (iii) Sub-Adviser's approval under this Agreement shall not be required with respect to any use which has been previously approved by Sub-Adviser, including, but not limited to, any use which has been derived from disclosure contained in the Trust's or the Adviser's most recent Prospectus and/or Statement of Additional Information, or any supplements thereto, regarding any PIMCO Marks, PIMCO, or the JNL/PIMCO Total Return Bond Series, which has been previously approved by Sub-Adviser.

     Sub-Adviser acknowledges and agrees that it will not use the name the JNL/PIMCO Total Return Bond Series on its own behalf, or in relation to any investment company for which Sub-Adviser or its successors and any subsidiary or affiliate thereof acts as investment adviser, without the express written permission of the Trust or the Adviser, respectively, except that Sub-Adviser may state that it acts as a sub-advisor to the Trust and the Adviser.

     The parties hereby acknowledge that the Trust has adopted the name the "JNL/PIMCO Total Return Bond Series" through the permission of Sub-Adviser.

16. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

     The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and persons dealing with the Fund must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against Trust.

17.  Representations and Warranties of the Sub-Adviser.

     The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party.

     The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended and has provided to the Adviser a copy of its most recent Form ADV as filed with the Securities and Exchange Commission.

     The Sub-Adviser further represents that is has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

18.  Research Services. PIMCO may from time to time seek research assistance and
     ---------------------------------------------------------------------------
     rely  on  investment  management  resources  available  to it  through  its
     ---------------------------------------------------------------------------
     affiliated  companies,  but in no case shall such reliance relieve PIMCO of
     ---------------------------------------------------------------------------
     any of its obligations  hereunder,  nor shall the Series be responsible for
     ---------------------------------------------------------------------------
     any additional fees or expenses hereunder as a result.
     ------------------------------------------------------

19. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.


     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this _____ day of ________, 2000 ----- [17th day of December, 1997].

                        JACKSON NATIONAL FINANCIAL
                        SERVICES, INC.


                        By:
                           -----------------------------------

                        Name:
                              --------------------------------

                        Title:
                               -------------------------------


                        PACIFIC INVESTMENT MANAGEMENT COMPANY

                        By:  PIMCO Management, Inc., a general
                             partner

                         By:
                            ----------------------------------

                         Name:
                                 -----------------------------

                         Title:
                                 -----------------------------


                                   SCHEDULE A
                                     (Fund)

                       JNL/PIMCO TOTAL RETURN BOND SERIES


                                   SCHEDULE B
                                 (Compensation)


                       JNL/PIMCO TOTAL RETURN BOND SERIES


                     Average Daily Net Assets  Annual Rate
                     -------------------------------------

                     Amounts over $0:          .25%








                                   APPENDIX B


     PIMCO currently receives a monthly investment sub-advisory fee from the Series at an annual rate based on average daily net assets of the Series as set forth below. PIMCO received the indicated aggregate sub-advisory fees from the Series during the last fiscal year:

                                                    Aggregate Sub-             Fiscal Year
Fund                         Fee Rate               Advisory Fees                  End
------                       --------               --------------             ------------
JNL Series Trust

JNL/PIMCO Total Return       Annual rate of 0.25%    $________               December 31, 1999
Bond Series                  of average daily net
                             assets excluding the
                             value of client
                             contributed capital



                                   APPENDIX C
                                   ----------



                             INFORMATION ABOUT PIMCO


     The address of PIMCO is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO is registered as an investment adviser under the Investment Advisers Act of 1940 and is registered as a commodity trading advisor with the Commodity Futures Trading Commission.

     PIMCO's directors and principal executive officer, their principal occupations and dates of service are shown below. The address of each director and officer is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660.



NAME                               POSITION AND PRINCIPAL OCCUPATION
----                               ---------------------------------
William S. Thompson, Jr.           Managing  Director,  Chief  Executive  Officer and Executive
April 1993 to Present              Committee Member, PIMCO; Managing Director,  Chief Executive
                                   Officer and  Director,  PIMCO  Management,  Inc.;  Member of
                                   Management  Board and Executive  Committee,  PIMCO  Advisors
                                   L.P.;  President,  Chief Executive Officer and Member, PIMCO
                                   Partners LLC.


William R. Benz, II                Managing  Director,  PIMCO;  Managing Director and Director,
June 1986 to Present               PIMCO Management, Inc.; Member of PIMCO Partners LLC.


Robert Wesley Burns                Managing  Director and Executive  Committee  Member,  PIMCO;
February 1987 to Present           Managing  Director and  Director,  PIMCO  Management,  Inc.;
                                   Member of PIMCO Partners LLC.


Chris P. Dialynas                  Managing  Director,  PIMCO;  Managing Director and Director,
July 1983 to Present               PIMCO Management, Inc.; Member of PIMCO Partners LLC.


Mohamed A. El-Erian                Managing  Director,  PIMCO;  Managing Director and Director,
May 1999 to Present                PIMCO Management, Inc.


William H. Gross                   Managing  Director,  PIMCO;  Managing Director and Director,
June 1971 to Present               PIMCO  Management,   Inc.;   Director  and  Vice  President,
                                   StocksPLUS  Management,  Inc.;  Member of Management  Board,
                                   PIMCO Advisors L.P.; Member of PIMCO Partners LLC.


John L. Hague                      Managing  Director and Executive  Committee  Member,  PIMCO;
September 1987 to Present          Managing  Director and  Director,  PIMCO  Management,  Inc.;
                                   Member of PIMCO Partners LLC.


Pasi M. Hamalainen                 Managing  Director,  PIMCO;  Managing Director and Director,
January 1994 to Present            PIMCO Management, Inc.


Brent R. Harris                    Managing  Director and Executive  Committee  Member,  PIMCO;
June 1985 to Present               Managing  Director and  Director,  PIMCO  Management,  Inc.;
                                   Director and Vice President,  StocksPLUS  Management,  Inc.;
                                   Member of Management  Board and Executive  Committee,  PIMCO
                                   Advisors L.P.; Member of PIMCO Partners LLC.


Brent L. Holden                    Managing  Director,  PIMCO;  Managing Director and Director,
December 1989 to Present           PIMCO Management, Inc.


Margaret E. Isberg                 Managing  Director,  PIMCO;  Managing Director and Director,
August 1983 to Present             PIMCO Management, Inc.; Member of PIMCO Partners LLC.


John S. Loftus                     Managing  Director,  PIMCO;  Managing Director and Director,
August 1986 to Present             PIMCO Management, Inc.


Dean S. Meiling                    Managing  Director,  PIMCO;  Managing Director and Director,
December 1976 to Present           PIMCO Management, Inc.; Member of PIMCO Partners LLC.


James F. Muzzy                     Managing  Director and Executive  Committee  Member,  PIMCO;
September 1971 to Present          Managing  Director and  Director,  PIMCO  Management,  Inc.;
                                   Director and Vice President,  StocksPLUS  Management,  Inc.;
                                   Member of PIMCO Partners LLC.


William F. Podlich, III            Managing  Director,  PIMCO;  Managing Director and Director,
June 1966 to Present               PIMCO Management,  Inc.;  Member of Management Board,  PIMCO
                                   Advisors L.P.; Member of PIMCO Partners LLC.


William C. Powers                  Managing  Director,  PIMCO;  Managing Director and Director,
January 1991 to Present            PIMCO Management, Inc.; Member of PIMCO Partners LLC.


Ernest L. Schmider                 Managing Director and Secretary,  PIMCO;  Managing Director,
March 1994 to Present              Director and Secretary, PIMCO Management,  Inc; Director and
                                   Assistant  Secretary,  StocksPLUS  Management,  Inc.; Senior
                                   Vice  President,   PIMCO  Advisors  L.P.;  Secretary,  PIMCO
                                   Partners LLC.

Lee R. Thomas                      Managing  Director,  PIMCO;  Managing Director and Director,
April 1995 to Present              PIMCO Management, Inc.; Member of PIMCO Partners LLC.


Benjamin L. Trosky                 Managing  Director,  PIMCO;  Managing Director and Director,
October 1990 to Present            PIMCO Management,  Inc.;  Member of Management Board,  PIMCO
                                   Advisors L.P.; Member of PIMCO Partners LLC.

OTHER INVESTMENT COMPANY CLIENTS

     PIMCO also serves as investment adviser or subadviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets at September 30, 1999.


NAME OF FUND                     ADVISORY FEE RATE               APPROXIMATE ASSETS
------------                     -----------------               ------------------
PIMCO VARIABLE INSURANCE TRUST

Total Return Bond Portfolio      Annual rate of 0.40% of             3,208,009
                                 average daily net assets

Total Return Bond Portfolio II   Annual rate of 0.40% of             5,099,211
                                 average daily net assets

PRUDENTIAL SECURITIES TARGET
PORTFOLIO TRUST

Total Return Bond Portfolio      Annual rate of 0.25% of            66,889,600
                                 average daily net assets

AMERICAN SKANDIA TRUST

Total Return Bond Portfolio    Annual Rate of 0.30% of             $1,035,861,299
                               average daily net assets on
                               first $150 million; 0.25%
                               of average daily net assets
                               on assets over $150 million
                               paid monthly


JNL SERIES TRUST-BROKERAGE POLICIES

     PIMCO receives research services from many broker-dealers with which it places portfolio transactions. Consistent with applicable law, PIMCO may cause the Series to pay a broker-dealer which provides brokerage and research services to PIMCO an amount of disclosed commission for effecting a securities transaction for the Series in excess of the commission which another broker-dealer would have charged for effecting that transaction. These research services, which in some cases also may be purchased for cash, include such items as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Series), although not all of these services are necessarily of value in managing the Series. The management fees paid by the Series are not reduced because PIMCO and its affiliates receive such services.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, PIMCO may also consider sales of shares of the Series as a factor in the selection of broker-dealers to execute portfolio transactions for the Series.




                                      PROXY
                       JNL/PIMCO TOTAL RETURN BOND SERIES
                                       OF
                                JNL SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS

                                 MARCH 14, 2000


     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the JNL/PIMCO Total Return Bond Series of JNL Series Trust ("Trust"), hereby appoints _____________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 on March 14, 2000, at 10:00 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve a New Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and Pacific Investment Management Company, which is substantially identical to the current Investment Sub-Advisory Agreement.


      FOR (            )  AGAINST (            )  ABSTAIN (           )



     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


                           Dated:  ____________________, 2000


                           Jackson National Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


JNL/PIMCO TOTAL RETURN BOND SERIES

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Series:

______ SEPARATE ACCOUNT

__________________________________
_________________________________

__________________________________


TOTAL SHARES OF THIS SERIES
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:





JNL/PIMCO Total Return Bond Series ("Series")


             INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                      JNL/PIMCO TOTAL RETURN BOND SERIES OF
                  JNL SERIES TRUST TO BE HELD ON MARCH 14, 2000
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                     JACKSON NATIONAL LIFE INSURANCE COMPANY

The undersigned hereby instructs Jackson National Life Insurance Company (the "Company") to vote all shares of the above-referenced Series of JNL Series Trust (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 10:00 a.m., local time, on March 14, 2000, at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 and at any adjournment thereof, as indicated on the reverse side.












NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and title. Joint owners should each sign this proxy. Please sign, date and return.




                              Dated:______________________________________, 2000



                              __________________________________________________
                                                  Signature(s)



INSTRUCTIONS SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY

JACKSON NATIONAL LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE THE SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the box below.












                                                              FOR       AGAINST        ABSTAIN
                                                              ----      -------        --------






1.  To approve a New Investment Sub-Advisory Agreement       [   ]       [   ]          [   ]
    between Jackson National Financial Services, LLC
    and Pacific Investment Management Company, which is
    substantially identical to the current Investment
    Sub-Advisory Agreement.




                    IMPORTANT: Please sign on the reverse side.